UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2014, the stockholders of Terreno Realty Corporation (the “Company”) voted at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Company’s Amended and Restated 2010 Equity Incentive Plan (the “Amended Plan”), pursuant to which the number of shares of common stock of the Company authorized for issuance under the Amended Plan was increased by 1,250,000 shares.

Additional information regarding the Amended Plan is summarized under the heading “Proposal 3 – Approval of an Amendment and Restatement of the Terreno Realty Corporation 2010 Equity Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 19, 2014, and is incorporated herein by reference. The summary of the Amended Plan set forth in the Proxy Statement and the description of the Amended Plan set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the Amended Plan, which is included as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting in San Francisco, California on May 9, 2014. As of the record date, there were a total of 25,030,727 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a)	Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualifies were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Withheld	Broker Non Votes
W. Blake Baird	23,396,956	602,800	481,384
Michael A. Coke	23,611,904	387,852	481,384
Leroy E. Carlson	23,899,288	100,468	481,384
Peter J. Merlone	23,899,288	100,468	481,384
Douglas M. Pasquale	22,269,395	1,730,361	481,384
Dennis Polk	23,403,227	596,529	481,384

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his successor has been duly elected and qualifies.

(b) Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
23,773,964	215,545	10,247	481,384

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) Votes regarding the approval of an Amendment and Restatement of the Terreno Realty Corporation 2010 Equity Incentive Plan were as follows:

For	Against	Abstain	Broker Non Votes
21,266,100	2,723,589	10,067	481,384

Based on the votes set forth above, the Amended and Restated Terreno Realty Corporation 2010 Equity Incentive Plan was approved by the Company’s stockholders.

(d) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered certified public accounting firm for the 2014 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
24,471,072	9,880	188	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2014 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 13, 2014	By:	/S/ Jaime J. Cannon
Jaime J. Cannon
Senior Vice President and Chief Financial Officer

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